UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2020

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland		1-11437	52-1893632
(State or other jurisdiction		(Commission file number)	(I.R.S. Employer
of incorporation)			Identification No.)

6801 Rockledge Drive
Bethesda,	Maryland		20817
(Address of principal executive offices)			(Zip Code)
(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On December 20, 2020, Lockheed Martin Corporation (“Lockheed Martin” or the “Corporation”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aerojet Rocketdyne Holdings, Inc. (“Aerojet Rocketdyne”) and Mizar Sub, Inc., a wholly owned subsidiary of the Corporation ("Merger Sub"). Pursuant to the Merger Agreement, and subject to the terms and conditions therein, Merger Sub will merge with and into Aerojet Rocketdyne, with Aerojet Rocketdyne continuing as the surviving corporation and as a wholly owned subsidiary of the Corporation (the “Merger”).
Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each outstanding share of Aerojet Rocketdyne common stock, par value $0.10 (other than shares owned by the Corporation, Merger Sub or Aerojet Rocketdyne and shares with respect to which appraisal rights are properly exercised and not withdrawn under Delaware law), will automatically be converted into the right to receive $56.00 in cash, without interest, less any dividends declared prior to the Merger. The per share price is expected to be reduced to $51.00 after the expected pre-closing payment of a special cash dividend of $5.00 per share to Aerojet Rocketdyne stockholders and holders of its 2.25% Convertible Senior Notes due 2023 on an as-converted to common stock basis. In connection with approving the transaction, the Aerojet Rocketdyne board of directors declared a special cash dividend, revocable at its option through the payment date, of $5.00 per share to Aerojet Rocketdyne's holders of record of common stock and convertible senior notes (on an as-converted basis) as of the close of business on March 10, 2021 and payable on March 24, 2021.
Aerojet Rocketdyne is primarily a technology-based engineering and manufacturing company that develops and produces specialized power and propulsion systems, as well as armament systems. It develops and manufactures liquid and solid rocket propulsion, air-breathing hypersonic engines, and electric power and propulsion for space, defense, civil and commercial applications. Aerojet Rocketdyne is a supplier of propulsion systems on multiple of the Corporation’s missile defense, strategic deterrence, strike, hypersonics and orbital access programs including significantly, Patriot Advanced Capability-3 (PAC-3), Terminal High Altitude Area Defense (THAAD), Army Tactical Missile System (ATACMS) and Orion and is providing propulsion for the Corporation's Next Generation Interceptor offering. According to Aerojet Rocketdyne’s Annual Report on Form 10-K for the year ended December 31, 2019, sales to the Corporation made up approximately 33% of its 2019 net sales.
Lockheed Martin expects to fund the Merger with a combination of cash on hand and new debt issuances.
The completion of the Merger is subject to customary closing conditions, including (i) the approval of Aerojet Rocketdyne stockholders and (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
The Merger Agreement contains representations and warranties and covenants that are generally customary for a transaction of this nature. Between the date of the Merger Agreement and the effective time of the Merger, Aerojet Rocketdyne covenants to conduct its business and operations in the ordinary course of business consistent with past practice, to use its reasonable best efforts to preserve intact its business organization and business relationships and to comply with certain other operating covenants, including restrictions on certain actions without the consent of the Corporation. Aerojet Rocketdyne also covenants (i) to cause a stockholders meeting to be held to obtain the required stockholder approval, (ii) not to solicit alternative acquisition proposals, (iii) except under limited circumstances, not to enter into discussions concerning, or provide information in connection with, alternative acquisition proposals, and (iv) with limited exceptions, that the Aerojet Rocketdyne board of directors will recommend that the stockholders of Aerojet Rocketdyne vote to approve the Merger Agreement.
The Corporation and Aerojet Rocketdyne have agreed to use their respective reasonable best efforts, subject to certain exceptions, to, among other things, consummate the transactions contemplated by the Merger Agreement, including obtaining any required regulatory approvals. The Corporation, however, will not be required to dispose of, hold separate, license or restrict its ownership and operation of all or any portion of the business or assets of Aerojet Rocketdyne (that, in the aggregate, generated less than $280 million in sales in Aerojet Rocketdyne's fiscal year 2020), the Corporation or their respective subsidiaries, other than the potential divestiture of certain limited Aerojet Rocketdyne assets or certain permitted restrictions (as defined in the Merger Agreement) if necessary to receive regulatory approval.
The Merger Agreement provides the Corporation and Aerojet Rocketdyne with certain termination rights, including if the Merger has not been consummated by December 21, 2021, except that this “outside” date shall automatically be extended to March 21, 2022 in circumstances where all conditions have been satisfied but for the receipt of competition and other regulatory approvals. The Merger Agreement provides that Aerojet Rocketdyne will be required to pay the Corporation a termination fee equal to $150 million if, among other things, the Merger Agreement is terminated (i) by Aerojet Rocketdyne in connection with entering into an agreement in respect of a superior offer (as defined in the Merger Agreement); (ii) by the Corporation prior to the approval of the Merger Agreement by the Aerojet Rocketdyne stockholders if (A) the Aerojet Rocketdyne board of directors withdraws or modifies in a manner adverse to the Corporation its recommendation in favor of the adoption of the Merger Agreement or recommends an alternative acquisition proposal, (B) the Aerojet Rocketdyne board of directors fails to publicly reaffirm its recommendation in favor of adoption of the Merger Agreement in certain circumstances, or (C) Aerojet Rocketdyne materially breaches the no solicitation provisions of the Merger Agreement; (iii) by the Corporation or Aerojet Rocketdyne for the failure to consummate the Merger by the outside date and an alternative proposal has been publicly disclosed or made known to Aerojet Rocketdyne prior to termination and Aerojet Rocketdyne enters into an alternative transaction within 12 months of termination; or (iv) by the Corporation or Aerojet Rocketdyne for the failure of the Aerojet Rocketdyne stockholders to approve the Merger Agreement at a meeting of the Aerojet Rocketdyne stockholders called for such purpose and an alternative proposal has been publicly disclosed and not publicly withdrawn at least five business days prior to the meeting of the Aerojet Rocketdyne stockholders and Aerojet Rocketdyne enters into an alternative transaction within 12 months of termination.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this current report on Form 8-K and is incorporated herein by reference.
The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Corporation, Aerojet Rocketdyne or any of their respective subsidiaries or affiliates. The representations and warranties in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement. In addition, such representations and warranties (i) have been made only for purposes of the Merger Agreement, (ii) may be subject to limits or exceptions agreed upon by the contracting parties, including confidential disclosure schedules exchanged by the parties, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or other specific dates, and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Corporation or Aerojet Rocketdyne or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Corporation’s or Aerojet Rocketdyne’s public disclosures.
Item 7.01 Regulation FD Disclosure.
On December 20, 2020, the Corporation issued a news release announcing it had entered into the Merger Agreement. On December 21, 2020, the Corporation posted a presentation regarding the proposed acquisition on the Corporation’s Investor Relations website at www.lockheedmartin.com/investor. A copy of the press release and the presentation are furnished as Exhibit 99.1 and Exhibit 99.2 hereto.
The information contained in this Item 7.01 and in Exhibits 99.1 and 99.2 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference into any of the Corporation’s filings under the Securities Act of 1933, as amended.
Forward Looking Statements
This current report on Form 8-K contains statements that, to the extent they are not recitations of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, and are based on Lockheed Martin’s current expectations and assumptions, including, among other things, statements regarding the proposed acquisition and the expected benefits of the proposed acquisition, including expected synergies and costs savings and the potential for growth and expanded capabilities and customer relationships as a result of the proposed acquisition; the anticipated timing of the proposed acquisition and financing of the proposed acquisition; payment of Aerojet Rocketdyne's special dividend; the future performance of the Corporation or of Aerojet Rocketdyne's business if the proposed acquisition is completed; and future and estimated results of operations and cash flows of the Corporation. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. There can be no assurance that any transaction or future events will occur as anticipated, if at all, or that actual results will be as expected. These statements are not guarantees of future performance and are subject to risks and uncertainties. Actual results may differ materially due to factors such as: the failure to obtain, delays in obtaining, or adverse conditions contained in any required regulatory or other approvals for consummation of the acquisition, the possibility that Aerojet Rocketdyne stockholders may not approve the proposed acquisition; the failure to consummate or a delay in consummating the proposed acquisition for other reasons; the failure by the Corporation to obtain any necessary financing on favorable terms or at all; the Corporation’s or Aerojet Rocketdyne’s business being disrupted due to transaction-related uncertainty; the failure to successfully and timely integrate Aerojet Rocketdyne and realize the expected synergies, cost savings and other benefits of the acquisition; the risk of litigation relating to the proposed acquisition; competitive responses to the proposed acquisition; unexpected liabilities, costs, charges or expenses resulting from the acquisition; and potential adverse reactions or changes to business relationships from the announcement or completion of the acquisition. These are only some of the factors that may affect the forward-looking statements contained in this current report on Form 8-K. For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see the Corporation’s filings with the U.S. Securities and Exchange Commission (“SEC”) including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended Dec. 31, 2019 and subsequent quarterly reports on Form 10-Q. The Corporation’s filings may be accessed through the Investor Relations page of its website, www.lockheedmartin.com/investor, or through the website maintained by the SEC at www.sec.gov. Except where required by applicable law, the Corporation expressly disclaims a duty to provide updates to forward-looking statements after the date of this Form 8-K to reflect subsequent events, changed circumstances, changes in expectations, or the estimates and assumptions associated with them. The forward-looking statements in this Form 8-K are intended to be subject to the safe harbor protection provided by the federal securities laws.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Lockheed Martin Corporation, Mizar Sub, Inc. and Aerojet Rocketdyne Holdings, Inc., dated as of December 20, 2020.*

99.1	News release issued by Lockheed Martin Corporation on December 20, 2020.

99.2	Lockheed Martin Corporation Investor Presentation, dated December 21, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*The schedules and exhibits to the Merger Agreement have been omitted pursuant to the instructions for Form 8-K and Item 601(a)(5) of Regulation S-K, and such schedules and exhibits will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: December 21, 2020	By:	/s/ Kerri R. Morey
Kerri R. Morey
Vice President and Associate General Counsel